EVB

Community Banking Since 1910

Stockholders' Meeting

April 17, 2008

Happy Anniversary!


Happy
Anniversary

Topics of Discussion

- 2007 Results and Reasons for Strong Results
- Map of Branches and Branch Strategy
- Strategic Planning Initiatives for 2008
- What Makes EVB a Community Bank
- 2008 Goals and Challenges Facing Community Banks

2007 Posts Record Earnings

	Fourth Quarter	Year
Net Income 2007	$2.1 million	$8.8 million
Net Income 2006	$1.9 million	$7.2 million
Total Assets	$926 million year end	

Key Reasons for Record Earnings

- Capital stock offering
- Expense control
- Strong asset/liability management
- Product mix
  - Reward Checking remains exclusive to EVB in our market
- Fee Income
  - Increased debit card revenue as a result of premier Reward Checking

Goals/Budget for 2008

	2008 Budget	2007
• Net Income	$9.5 million	$8.8 million
• ROE	9.65%	9.75%
• ROA	0.95%	0.99%
• EPS	$1.63	$1.45



Fredericksburg
Bowling Green
Tappahannock
Callao
Heathsville
Burgess
Ashland
Aylett
Essex Square
Kings Charter
Central Garage
Urbanna
Kilmarnock
Broad Street
Old Church
Hartfield
Windmill
Quinton
Glenns
Deltaville
Richmond
Gloucester Courthouse
Williamsburg
Gloucester Point
Colonial Heights
Surry
Waverly
Norfolk
Virginia Beach
Courtland
EVB
Community Banking Since 1910

Recent and Upcoming Branch Expansion

- **Strategy to Open One Branch Per Year**
  - **1Q 2008 - Relocated Village branch to Windmill**
    - Increased visibility
    - 60 new accounts first month
  - **1Q 2008 - Millennium offices**
    - $92 million deposits – $48 million loans
  - **4Q 2008 - Complete New Kent County (Quinton)**

Branching Strategy

- Disciplined Branch Expansion
- Must conform to criteria that complement footprint
- Due diligence
  - Financial – profitable
  - Cultural – adaptive to EVB
  - Adds franchise value

Strategic Marketing Initiative

- Identify Primary Service Areas (PSA)
- Assess Market Opportunities for EVB
- Segment Customers

Marketing Focus

- **Top customer segments identified from strategic planning for 2008:**
  - Small business (< $1 million in annual sales)
  - Commercial ($1 million - $10 million in annual sales)
  - Senior affluent
  - Boomers

Implementation

- Targeted direct mail as opposed to traditional mass advertising

- Utilize data management systems

What Makes Us Different From Our Competition

- Community Bank
  - Decisions made at the local level vs. centralized decision making

- Seek innovative product solutions to differentiate EVB from competition--e.g., Reward Checking

Enhanced Consumer Product Line

- Reward Checking
  - Rewards customers for utilizing electronic services
  - 4.01% APY
  - Currently exclusive in our trade area

Enhanced Product Line continued

- **Reward Gold Checking**
  - Rewards customers age 55 and over
  - 2.50% APY

Giving Back to the Community

- The EVB family gives back to the community in so many ways.
  - Over 230k donated to our communities
  - $68k Relay for Life – Corporate charity supported by staff
  - Personal employee involvement

Challenges Facing Community Banks

- Credit quality
- Funding/core deposit growth
- Competing on value – not price
- Compression of net interest margin
  - Seeking new revenue opportunities
- Striving for increased cost efficiencies

Mission Statement

MISSION

EVB's mission is to maximize shareholder value while providing superior financial products and services in each of the communities we serve and empowering employees to always do the right thing with a level of integrity that lives up to the trust our customers place in us.

Vision

To Define and Deliver Excellence in Community Banking.

To Be the Best of the Best.

Core Values

Integrity

Standards of Excellence

Local Decision Making

Diverse Delivery Channels

Superior Products and Services

Appropriate Technology

Qualified, Empowered, Motivated Team

Knowledge-Based Learning Organization

Commitment to our Communities

WOW Service

WOW!!!!

What is Your Role?

Refer business to EVB

Refer-a-Friend

- Powerful
- 430 New Accounts Opened Since June '07
- $2.8 million

- Referred by Customers 286 accounts
- Referred by Employees 144 accounts

- $30 Referral / $15 new accountholder

What is Your Role?
continued

- Take Pride in the Organization
- Bank with Your Company

EVB

Community Banking Since 1910

To Define and Deliver Excellence
in Community Banking.
To Be the Best of the Best